Exhibit 99.2

GENERATED:

Recovco Mortgage Management
JULY 2020

Recovco Mortgage Management

E. Sales@recovcomortgage.com

T. 516.620.1086

www.recovcomortgage.com

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 608 residential mortgage loans originated or acquired by OA Asset Selector LLC (“Client”.)

Recovco’s Report, which is to be made available to the recipient by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by the Client. The review was conducted on behalf of Client during June of 2020 via files imaged and provided by the Client for the review.

DESCRIPTION OF SERVICES:

LOAN SAMPLING:

Recovco was instructed to perform a review on a population totaling 608 mortgage loans (the “Review Population.”) The Client determined the sample size and requested Recovco perform a review. The final securitization population consists of 608 mortgage loans (the “Final Securitization Population”).

The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Recovco Reviewed Assets
Data Integrity Population	608	100.00%
Credit Population	608	100.00%
Compliance Population	608	100.00%
Valuation Population	608	100.00%
Payment History Population	732	100.00%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date	DTI
Self Employed Flag	Co Bor Last Name	Co Bor First Name	Co Bor Credit Score	Total Loan Amount
Doc Type	Initial Reset Period/Initial Fixed Rate Period	Mortgage Type / Agency Eligible vs. Non-agency	Application Date	Subsequent Rate Cap
Cash Out Amount	Originator	Escrow Indicator	Junior Mortgage Balance	Total Number of Borrowers
Subsequent Interest Rate Change Down	Subsequent Interest Rate Change Up	Negative Amortization Limit	Number of Mortgaged Properties	Self Employment Flag
Liquid Cash Reserves	Original Property Valuation Type	Original Property Valuation Date	MI Lender or Borrower Paid	Co Borrower Self Employ Flag
Co Borrower 2 Self Employ Flag	Co Borrower 3 Self Employ Flag	Borrower Foreign National Indicator	Co Borrower Foreign National Indicator	Co Borrower 2 Foreign National Indicator
Co Borrower 3 Foreign National Indicator

CREDIT UNDERWRITING:

Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria of the Federal National Mortgage Association (“FNMA”), and/or Federal Home Loan Mortgage Corporation (“FHLMC”), or Client’s specified underwriting guidelines as applicable for the selected loan, in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco confirmed that all loan approval conditions required by the underwriter were satisfied and that the information on the closing documents, including the settlement statement, is consistent with the underwriting decision and the final terms of the mortgage loan. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.

To complete these activities, Recovco completed a review utilizing the following review scope:

Credit Application: Recovco verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Recovco confirmed the presence of a credit report, that met guideline requirements, for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gather liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iii) gathered other data as required to verify adherence to the underwriting guidelines in place at the time of loan application.

Employment and Income: Recovco determined whether applicable supporting employment and income documentation required by the guidelines, were present in the mortgage loan file and where possible, wasn’t fraudulent. During this review, Recovco verified whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: Recovco assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: Recovco conducted a review of the insurance present on the mortgage loan and verify that (i) the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number

DU/LP Review: When provided and appropriate, Recovco verified that DU/LP findings included an approved/eligible decision. For loans underwritten through an AUS, Recovco confirmed that all AUS Verification Messages/Approval Conditions that appeared in the Findings report were satisfactorily resolved and adequately supported by appropriate documentation. If the AUS returned an Ineligible recommendation, the reviewer will confirm that the loan was eligible for delivery to the designated entity.

Occupancy Review: Recovco confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file including any fraud reports. This review will include a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence.

Guideline Review: Recovco confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined will include (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(i) The “material” disclosure requirements of the Federal Truth-in-Lending Act (“TILA”), as amended by HOEPA and from time to time, 15 U.S.C. § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026, including the material provisions relating to Higher-Priced Mortgage loans in Regulation Z, 12 C.F.R. Part 1026.35 et seq., as amended from time to time;

(ii) The early TIL disclosure provisions of the Mortgage Disclosure Improvement Act (“MDIA”), as implemented by Regulation Z, 12 C.F.R. Part 1026.17 et seq.; and as amended by the TILA-RESPA Integrated Disclosure (“TRID”) Rule; (iii) Sections 4 and 5 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, and 2604, as implemented by Regulation X, 12 C.F.R. Part 1024, and Regulation Z, 12 C.F.R. Part 1026, as amended by the TRID Rule;

(iv) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43: the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c)); refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq., and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f));

(v) The Loan Originator Compensation and Prohibitions on Steering provisions of TILA, as implemented by Regulation Z, 12 C.F.R 1026.36;

(vi) The appraisal and valuation requirements of TILA and the Equal Credit Opportunity Act, as implemented by Regulation Z, 12 C.F.R. 1026.35 and Regulation B, 12 C.F.R. 1002.14, respectively

(vii) The escrow requirements of TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. 1026.35, and Regulation X, 12 C.F.R. 1024.17, respectively;

(viii) The counseling requirements of TILA, as implemented by Regulation Z, 12 C.F.R. 1026.36(k) and RESPA, as implemented by Regulation X, 12 C.F.R. 1024.20;

(ix) The requirements of Section 50(a), Article XVI of the Texas Constitution and associated regulations;

(x) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances that were enacted to combat predatory lending;

1.	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
2.	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
3.	California Higher-Priced Mortgage Loan Statute, Cal. Fin. Code §4995 et seq.
4.	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq.
5.	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. as amended from time to time.
6.	Connecticut Nonprime Home Loans Statute, Conn. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949).
7.	District of Columbia Home Loan Protection Act, D.C. Official Code § 26-1151.01 et seq., as implemented by 20D.C. Municipal Reg. § 2000.1 et seq.
8.	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.
9.	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
10.	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
11.	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
12.	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003), codified at 815 ILCS §§ 137/5 et seq.
13.	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).
14.	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
15.	Cook County, Illinois, Anti-Predatory Lending Ordinance, Cook County Code of Ordinances § 34-341.
16.	Cook County, Illinois, Anti-Predatory Lending Pilot Program, Illinois House Bill 4050 (2005).
17.	Indiana Home Loan Practices Act, as amended by HB 1179 (2005), Ind. Code § 24-9-1 et seq.
18.	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq.
19.	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq.
20.	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A, as amended by Legislative Documents 1869 (2007), 2125 (2008) and 1439 (2009),regulation Z-3, and from time to time.
21.	Maryland Commercial Law, Md. Code Ann., Com. Law §§ 12-124.1; 12-127; 12-409.1; 12-1029.
22.	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.
23.	Massachusetts High Cost Mortgage Regulations, 209 CMR Parts 32 and 40, as amended from time to time.
24.	Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183C, §§ 1 et seq.
25.	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26.	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27.	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 Mass. Code Regs. §§ 32.00 et seq.
28.	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.

29.	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
30.	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002)), as amended by House File 1004 (2007) and Senate File 988 (2007).
31.	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat. § 45-702 et seq.
32.	Nevada Anti-Predatory Lending Law, Assembly Bill No. 284 (2003) and amended by Assembly Bill No. 440 (2007), codified at NRS § 598D.010 et seq.
33.	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
34.	New Mexico Home Loan Protection Act, Senate Bill 449 (Regular Session 2003), codified at NM Rev. Stat. § 58-21A-1 et seq. and as amended from time to time.
35.	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
36.	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as codified in NY Bank. Law § 6-l, and as implemented by 3 NYCCR Part 41 as amended from time to time.
37.	New York Subprime Home Loans Statute, NY Bank. Law § 6-m.
38.	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a), as amended from time to time.
39.	Ohio Anti-Predatory Lending Statute, HB 386 as amended by Senate Bill 185 (2006), and as codified in various sections of the Ohio Code.
40.	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.
41.	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq.
42.	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004-618, Muni. Code §§ 201.01 et seq.
43.	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003), as codified in various sections of Title 14A of the Oklahoma Consumer Credit Code.
44.	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9-1 et seq.
45.	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
46.	Rhode Island Home Loan Protection Act, R.I. Gen. L. 34-25.1-2 et seq, as implemented by Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).
47.	City of Providence, Rhode Island, Anti-Predatory Lending Ordinance, Chapter 2006-33, Ordinance No. 245.
48.	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
49.	Tennessee Home Loan Protection Act, Tenn. H.R. 3597 (2006), as codified at Tenn. Code Ann. §§ 45-20-101 et seq.
50.	Texas High-Cost Home Loan Statute, Tx. Fin. Code Ann. § 343.201 et seq.
51.	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61-2c-102 et seq.
52.	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
53.	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
54.	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422; 6.1-428.
55.	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1; 6.1-425.1; 6.1-425.2.
56.	Virginia Senate Bill 797 (2008), effective July 1, 2008 (uncodified)
57.	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
58.	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202, as implemented by Wis. Admin.Code DFI-Bkg 46.01 et seq. (collectively, the “Enumerated Laws”); and

(xi) The Homeowner Flood Insurance Affordability Act of 2014 for loans closed on or after January 1, 2016, applicable for first liens on a property located within areas having special flood hazards:

Confirm that the Notice of special flood hazards and availability of Federal disaster relief assistance was provided to consumers.

Verify that escrow has been set up for flood insurance for loans closed on or after January 1, 2016, regardless of whether the lender was a regulated institution.

As part of its compliance review, Recovco analyzed and captured data from the following source documents:

Final HUD1 Settlement Statement / Closing Disclosure

Final Truth in Lending (TIL) / Closing Disclosure

Right to Cancel (if applicable)

Initial TIL / Loan Estimate

Good Faith Estimate / Loan Estimate

Note

Mortgage, Deed of Trust, or other security instrument

Any state specific disclosures

FACTA disclosures

Recovco reviewed loans to determine their conformity with the ATR factors set forth below and the Credit guidelines detailed in Appendix Q to the Dodd Frank Act, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to ATR or any other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Recovco does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Recovco’s review is based on information contained in the loan file at the time it is provided to Recovco to review, and only reflects information as of that point in time.

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:

1.	100% of the Loans: Recovco reviewed the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using GSE approved forms, and (viii) made on an “as is” basis.

2.	Loans with a GSE Appraisal Waiver (AW): Recovco notated Loans that have no origination appraisal and a GSE Appraisal Waiver in file as a minor (grade B) property value exception in accordance with securitization industry standards. No additional third-party product will be ordered.

3.	Loans without a secondary BPO dated within 540 days of the Securitization Cutoff Date and with a CU Risk Score less than 2.5: Recovco reviewed the original appraisal in accordance with the above. No additional third-party product was ordered.

4.	Loans without a secondary BPO dated within 540 days of the Securitization Cutoff Date and with a CU Risk Score greater than 2.5 or unavailable: Recovco ordered an AVM product from Client’s preferred vendor.

a.	AVMs with a high confidence score: Recovco compared the AVM value against the origination appraisal value. If the AVM value was greater or equal to 10% less than the origination appraised value, Recovco notified Client and Client ordered a BPO.
b.	AVMs without a high confidence score: Recovco notified Client and Client ordered a BPO.
c.	Client provided all BPOs to Recovco for reporting purposes.

PAY HISTORY REVIEW:

Recovco reviewed servicing pay history for up to 24 months and provided a report detailing month-by-month cash flow analysis, delinquent history, and the amount of funds allocated to principal and interest.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon.

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGUALTORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habitality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

After completing a credit, regulatory compliance, and valuation review of the 608 mortgage loans, 582 mortgage loans had a rating grade of “A”, 13 mortgage loans had a rating grade of “B “, 13 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 608 mortgage loans, 597 mortgage loans had a credit rating grade of “A”, 5 mortgage loans had a rating grade of “B “, 6 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a regulatory compliance review of the 608 mortgage loans, 594 mortgage loans had a regulatory compliance rating grade of “A”, 10 mortgage loans had a rating grade of “B “, 4 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a valuation review of the 608 mortgage loans, 598 mortgage loans had a valuation rating grade of “A”, 9 mortgage loans had a rating grade of “B “, 1 mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	582	95.72%	$96,925,551.00
B	13	02.14%	$3,273,650.00
C	13	02.14%	$3,335,900.00
D	0	00.00%	$00.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	597	98.19%	$101,167,251.00
B	5	00.82%	$711,050.00
C	6	00.99%	$1,656,800.00
D	0	00.00%	$00.00

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	594	97.67%	$100,014,701.00
B	10	01.67%	$2,769,800.00
C	4	00.66%	$750,600.00
D	0	00.00%	$00.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Sample	OPB
A	598	98.36%	$101,390,409.00
B	9	01.48%	$1,956,692.00
C	1	00.16%	$188,000.00
D	0	00.00%	$00.00

MORTGAGE LOAN SUMMARY TABLES:

AMORTIZATION TYPE	Count	% of Sample	OPB
FIXED	600	96.68%	$99,538,651.00
ARM	8	01.32%	$3,996,450.00
TOTAL	608	100.00%	$103,535,101.00

LIEN POSITION	Count	% of Sample	OPB
FIRST	608	100.00%	$103,535,101.00
SECOND	0	00.00%	$00.00
TOTAL	608	100.00%	$103,535,101.00

LOAN PURPOSE	Count	% of Sample	OPB
PURCHASE	440	72.37%	$66,386,160.00
RATE/TERM	31	05.10%	$9,783,382.00
CASH OUT	137	22.53%	$27,365,559.00
TOTAL	608	100.00%	$103,535,101.00

ORIG TERM	Count	% of Sample	OPB
0-180	0	00.00%	$00.00
181-240	1	00.16%	$484,350.00
241-360	607	99.84%	$103,050,751.00
Total	608	100.00%	$103,535,101.00

OCCUPANCY	Count	% of Sample	OPB
PRIMARY	30	04.93%	$16,549,782.00
SECOND	3	00.49%	$1,469,000.00
INVESTMENT	575	94.75%	$85,516,319.00
Total	608	100.00%	$103,535,101.00

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the 608 mortgage loans included within the Data Integrity population, 113 unique mortgage loans (19.08% - by loan count) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by Recovco. All material tape discrepancies were cleared with a correction to the data tape or documentation provided to support the final tape data. Some loans may appear more than once due to multiple tape discrepancies, so this column may not add to a noted unique loan count.

FIELD	LOAN COUNT	% OF LOANS REVIEWED
Borrower DTI Ratio Percent	64	10.53%
Subject Property Type	19	3.13%
Original Appraisal Date	16	2.63%
B1 Credit Score	6	0.99%
Lender Doc Type	6	0.99%
Property County	3	0.49%
Sales Price (HUD-1 Line 101)	3	0.49%
Original Note Doc Date	3	0.49%
B1 Self-Employed?	2	0.33%
Purpose of Transaction per HUD-1	2	0.33%
Lender Name	2	0.33%
B2 Credit Score	1	0.16%
Representative Score	1	0.16%
Borrower Last Name	1	0.16%
Property Postal Code	1	0.16%
Property City	1	0.16%

VALUATION REVIEW RESULTS SUMMARY:

The table below summarizes the valuation waterfall results. For 14 mortgage loans the results of the Broker Price Opinion are pending.

VALUATION WATERFALL	LOAN COUNT	% OF LOAN
CU Score Utilized	266	43.75%
AVM Utilized	165	27.14%
BPO Utilized	163	26.81%
BPO Pending	14	2.30%